UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 8, 2011

A.G. VOLNEY CENTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52269	13-4260316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dachang Hui Autonomous County Industrial Park
Hebei, 065300 People’s Republic of China
 (Address of principal executive offices)
Registrant’s telephone number, including area code: +86 316 8864783

Buddha Steel, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Immediately upon the filing of this current report on Form 8-K, the resignations of the Registrant’s directors, Hongzhong Li, Xianmin Meng and Zhengqi Chen take effect. Also upon the filing of this current report on Form 8-K, the following executive officers have resigned effective immediately:

Name	Title
Hongzhong Li	Chief Executive Officer (Principal Executive Officer)
Yuanmei Ma	Chief Financial Officer (Principal Financial and Accounting Officer)
Zhenqi Chen	Chief Operating Officer
Liwen Chen	Vice-President-Sales
Hongzhi Fang	Chief Technology Officer
Jianmin Li	Vice-President-Operations

The resignations of the aforementioned individuals were not due to any disagreement with the Registrant or any matter relating to the Company’s operations, policies or practices. No new officers or directors have been appointed to replace the aforementioned individuals at this time, and the Registrant will need to appoint such officers and directors in accordance with Delaware law.

Additionally, George Qin, Troy Mao and Luis Mejia had previously agreed to serve as independent directors of the Registrant effective upon the closing date of an offering contemplated by the Form S-1 registration statement filed by the Registrant on September 17, 2010, as amended. The Registrant clarifies that none of these individuals served as a director of the Registrant or performed any services for the Registrant other than such consent to serve on the closing of the offering. Such registration statement was withdrawn prior to completion of the offering and as such, Mr. Qin, Mr. Mao and Mr. Mejia never took office on the Registrant’s board of directors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective July 8, 2011, the Registrant’s board of directors amended the Registrant’s Certificate of Incorporation to change the Registrant’s name from Buddha Steel, Inc. back to A.G. Volney Center, Inc.

ITEM 8.01 OTHER EVENTS.

Effective August 19, 2011, all shares of common stock of the Registrant held by the below individuals were voluntarily surrendered, cancelled without payment and returned to treasury:

Number of Shares	Shareholder
494,738	Shaochen Hu
6,560,950	Crowning Elite Ltd
949,975	Meng Li
494,738	Yonghe Guo

The above individuals no longer hold any shares of the Registrant’s common stock or have any other relationship with the Registrant.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A.G. VOLNEY CENTER, INC.

By:	/s/ Hongzhong Li

Hongzhong Li

Chief Executive Officer

Dated: August 25, 2011

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